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                                                                    EXHIBIT 23.7

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form SB-2 of Aviation Group, Inc., of our report dated August 23, 2000, relating to the financial statements of ProSoft Corporation, which appears in such Form SB-2.

/s/ SWENSON ADVISORS, LLP
SWENSON ADVISORS, LLP

San Diego, California
November 9, 2000

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                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form SB-2 of Aviation Group, Inc., of our report dated August 23, 2000, relating to the financial statements of SiteRabbit.com., which appears in such Form SB-2.

/s/ SWENSON ADVISORS, LLP
SWENSON ADVISORS, LLP

San Diego, California
November 9, 2000